Exhibit 10.16.27+
HERE CONFIDENTIAL

NINETEENTH AMENDMENT TO THE DATA LICENSE AGREEMENT
This Nineteenth Amendment (“Nineteenth Amendment”) to the Data License Agreement (“Agreement”), dated December 1, 2002, as amended, and Territory License No. 8, effective December 1, 2011 (“TL 8”) between HERE North America, LLC (f/k/a NAVTEQ North America, LLC) (formerly Navigation Technologies Corporation) (collectively “HERE”) and Telenav, Inc. (referred to herein as “Client” or “LICENSEE”), is made and entered into between Client, on the one hand, and HERE as of the date of last signature below (“Nineteenth Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this Nineteenth Amendment shall have the meanings set forth in the Agreement or TL 8.
WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement with this Nineteenth Amendment as follows:

1.	Amendment Term. The term of this Nineteenth Amendment (“Nineteenth Amendment Term”) shall continue for a period of nine (9) months.

2.	[*****] and [*****] Rights. Section VII of TL 8 is hereby amended to add the following Section VII(E):

E.    [*****] and [*****] Rights.

For purposes of this Nineteenth Amendment and for the duration of the Nineteenth Amendment Term, HERE hereby grants Client a non-exclusive, non-transferable, non-sublicensable (except as provided herein), restricted right to (i) [*****] (as defined below) and related [*****] solely in its [*****] for possible [*****] from HERE; (ii) [*****] that use [*****] for [*****] (the “[*****]”); (iii) distribute such [*****] to [*****] solely for [*****] purposes of such [*****]; (iv) [*****] the [*****] to [*****] to enable [*****] to use such [*****] for [*****] purposes of the [*****]; and (v) [*****] the [*****] to [*****]; provided that Client shall (1) [*****] in writing of all [*****] to whom Client distributes the [*****] that uses the [*****] and [*****]; and (2) Client shall have a written agreement in place with each [*****] setting forth terms and conditions no less restrictive than those set forth herein (“[*****]”). As used herein, “[*****]” means [*****] (“[*****]”) and related [*****] used solely for the [*****] of the [*****]. For sake of clarity, [*****] shall be restricted from (i) using the [*****] and [*****] for any purpose other than as permitted herein, including any [*****], and (ii) further [*****] the rights granted herein. Client shall be fully responsible for compliance by [*****] with [*****].

“[*****]” means the following [*****] not [*****] to Client under the Agreement:

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

•	[*****]

Except as otherwise provided herein, Client agrees not to (and shall not permit any third party to) (A) disclose or distribute such [*****] and/or [*****] to any third parties other than as specified herein, or (B) [*****] the [*****] or any products utilizing such [*****] without first procuring

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19th Amendment to the DLA [5-1-14 lee]    Page 1 of 2

Exhibit 10.16.27+
HERE CONFIDENTIAL

appropriate rights for such [*****] by entering into a definitive written agreement with HERE for the use of such [*****] in such products. For sake of clarity, the license rights granted under [*****] of [*****] do not apply to the rights under this Section VII(E).

3.	The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

IN WITNESS WHEREOF, the parties have caused this Nineteenth Amendment to be executed by their authorized representatives.

HERE NORTH AMERICA, LLC By: /s/ Stephen W. Kelley Name: Stephen W. Kelley Title: Director, Legal and Intellectual Property Date: 5/20/2014	TELENAV, INC. By: /s/ Michael Strambi Name: Michael Strambi Title: CFO Date: 5/1/2014

HERE NORTH AMERICA, LLC By: /s/ Gregory Drescher Name: Gregory Drescher Title: Senior Counsel, Legal and IP Date: 5/20/2014

____________________________
[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

19th Amendment to the DLA [5-1-14 lee]    Page 2 of 2